Dear Shareholder:

Thank you for choosing electronic delivery of your T. Rowe Price Fund(s) documents. You are receiving this email because you consented to receive your proxy materials online, and we have not yet received your vote. This email provides the information you will need to view the proxy materials online, access your proxy card, and vote your shares.

The Joint Special Shareholder Meeting will take place at 8:00 a.m. ET, July 25, 2018, at the headquarters of T. Rowe Price, 100 East Pratt Street, Baltimore, MD 21202. As the T. Rowe Price Funds are owned by the shareholders, your participation as a shareholder in the proxy process is extremely important. For your convenience, electronic versions of the Proxy Statement, Information and Frequently Asked Questions Document, and Sample Ballot are available at the below website for you to view or download.

https://www.proxy-direct.com/trp-29734 [proxy-direct.com]

After you have reviewed the materials, please submit your vote promptly. Voting promptly can help limit additional costs to the Funds associated with soliciting your vote.

VOTING YOUR PROXY ONLINE

Online voting is a convenient and secure way to vote your proxy. You may access your proxy card and vote your proxy by clicking on the link(s) provided below. The link will take you directly to the proxy voting site where you can submit your vote.

The control number and security code shown below will auto-populate when you click on the link(s) provided.

Fund: T. Rowe Price Balanced Fund
Fund: T. Rowe Price Blue Chip Growth Fund
Fund: T. Rowe Price Capital Appreciation Fund
Fund: T. Rowe Price Capital Appreciation & Income Fund
Fund: T. Rowe Price Capital Opportunity Fund
Fund: T. Rowe Price Corporate Income Fund
Fund: T. Rowe Price Credit Opportunities Fund
Fund: T. Rowe Price Diversified Mid-Cap Growth Fund
Fund: T. Rowe Price Dividend Growth Fund
Fund: T. Rowe Price Equity Income Fund
Fund: T. Rowe Price Blue Chip Growth Portfolio
Fund: T. Rowe Price Blue Chip Growth Portfolio II
Fund: T. Rowe Price Equity Income Portfolio
Fund: T. Rowe Price Equity Income Portfolio II
Fund: T. Rowe Price Equity Index 500 Portfolio
Fund: T. Rowe Price Health Sciences Portfolio
Fund: T. Rowe Price Health Sciences Portfolio II
Fund: T. Rowe Price Mid-Cap Growth Portfolio
Fund: T. Rowe Price Mid-Cap Growth Portfolio II
Fund: T. Rowe Price New America Growth Portfolio
Fund: Personal Strategy Balanced Portfolio
Fund: T. Rowe Price Financial Services Fund
Fund: T. Rowe Price Limited-Term Bond Portfolio
Fund: T. Rowe Price Limited-Term Bond Portfolio II
Fund: T. Rowe Price Government Money Portfolio
Fund: T. Rowe Price Floating Rate Fund
Fund: T. Rowe Price Global Allocation Fund
Fund: T. Rowe Price Global Multi-Sector Bond Fund
Fund: T. Rowe Price Global Real Estate Fund
Fund: T. Rowe Price Global Technology Fund
Control Number: 73499999001000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price GNMA Fund
Fund: T. Rowe Price Government Money Fund
Fund: T. Rowe Price Growth & Income Fund
Fund: T. Rowe Price Growth Stock Fund
Fund: T. Rowe Price Health Sciences Fund
Fund: T. Rowe Price High Yield Fund
Fund: T. Rowe Price U.S. High Yield Fund
Fund: T. Rowe Price Equity Index 500 Fund
Fund: T. Rowe Price Extended Equity Market Index Fund
Fund: T. Rowe Price Mid-Cap Index Fund
Fund: T. Rowe Price Small-Cap Index Fund
Fund: T. Rowe Price Total Equity Market Index Fund
Fund: T. Rowe Price Inflation Protected Bond Fund
Fund: Institutional Large-Cap Core Growth Fund
Fund: T. Rowe Price Institutional Large-Cap Growth Fund
Fund: T. Rowe Price Institutional Large-Cap Value Fund
Fund: Institutional Mid-Cap Equity Growth Fund
Fund: T. Rowe Price Institutional Small-Cap Stock Fund
Fund: Institutional U.S. Structured Research Fund
Fund: T. Rowe Price Institutional Cash Reserves Fund
Fund: T. Rowe Price Institutional Core Plus Fund
Fund: T. Rowe Price Institutional Credit Opportunities
Fund: T. Rowe Price Institutional Floating Rate Fund
Fund: Institutional Global Multi-Sector Bond Fund
Fund: T. Rowe Price Institutional High Yield Fund
Fund: T. Rowe Price Institutional Long Duration Credit
Fund: T. Rowe Price Institutional Africa & Middle East
Fund: Institutional Emerging Markets Bond Fund
Fund: Institutional Emerging Markets Equity Fund
Fund: Institutional Frontier Markets Equity Fund
Control Number: 73499999002000
Security Code: 99999999

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Fund: Institutional Global Focused Growth Equity Fund
Fund: T. Rowe Price Institutional Global Growth Equity
Fund: T. Rowe Price Institutional Global Value Equity Fd
Fund: T. Rowe Price Institutional International Bond Fd
Fund: Institutional International Concentrated Equity Fd
Fund: Institutional International Core Equity Fund
Fund: Institutional International Growth Equity Fund
Fund: T. Rowe Price Intermediate Tax-Free High Yield Fd
Fund: T. Rowe Price Africa & Middle East Fund
Fund: T. Rowe Price Asia Opportunities Fund
Fund: T. Rowe Price Dynamic Global Bond Fund
Fund: T. Rowe Price Emerging Europe Fund
Fund: T. Rowe Price Emerging Markets Bond Fund
Fund: Emerging Markets Corporate Bond Fund
Fund: Emerging Markets Local Currency Bond Fund
Fund: T. Rowe Price Emerging Markets Stock Fund
Fund: T. Rowe Price Emerging Markets Value Stock Fund
Fund: T. Rowe Price European Stock Fund
Fund: T. Rowe Price Global Consumer Fund
Fund: T. Rowe Price Global Growth Stock Fund
Fund: T. Rowe Price Global High Income Bond Fund
Fund: T. Rowe Price Global Industrials Fund
Fund: T. Rowe Price Global Stock Fund
Fund: T. Rowe Price International Bond Fund
Fund: T. Rowe Price International Bond Fund (USD Hedged)
Fund: International Concentrated Equity Fd
Fund: T. Rowe Price International Discovery Fund
Fund: T. Rowe Price International Stock Fund
Fund: T. Rowe Price International Value Equity Fund
Fund: T. Rowe Price Japan Fund
Control Number: 73499999003000
Security Code: 99999999

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Fund: T. Rowe Price Latin America Fund
Fund: T. Rowe Price New Asia Fund
Fund: T. Rowe Price Overseas Stock Fund
Fund: T. Rowe Price International Equity Index Fund
Fund: T. Rowe Price International Stock Portfolio
Fund: Limited Duration Inflation Focused Bond Fund
Fund: T. Rowe Price Communications & Technology Fund
Fund: T. Rowe Price Mid-Cap Growth Fund
Fund: T. Rowe Price Mid-Cap Value Fund
Fund: Emerging Mkts Corp Multi-Sector Acct Port
Fund: Emerging Markets Local Multi-Sector Acct Port
Fund: Floating Rate Multi-Sector Account Portfolio
Fund: High Yield Multi-Sector Account Portfolio
Fund: Investment-Grade Corp Multi-Sector Acct Port
Fund: Mortgage-Backed Securities Multi-Sector Acct Port
Fund: T. Rowe Price Multi-Strategy Total Return Fund
Fund: T. Rowe Price New America Growth Fund
Fund: T. Rowe Price New Era Fund
Fund: T. Rowe Price New Horizons Fund
Fund: T. Rowe Price New Income Fund
Fund: T. Rowe Price Personal Strategy Balanced Fund
Fund: T. Rowe Price Personal Strategy Growth Fund
Fund: T. Rowe Price Personal Strategy Income Fund
Fund: T. Rowe Price QM Global Equity Fund
Fund: QM U.S. Small-Cap Growth Equity Fund
Fund: QM U.S. Small & Mid-Cap Core Equity Fund
Fund: T. Rowe Price QM U.S. Value Equity Fund
Fund: T. Rowe Price Real Assets Fund
Fund: T. Rowe Price Real Estate Fund
Fund: T. Rowe Price Government Reserve Fund
Control Number: 73499999004000
Security Code: 99999999

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Fund: T. Rowe Price Short-Term Fund
Fund: T. Rowe Price Treasury Reserve Fund
Fund: T. Rowe Price Retirement 2005 Fund
Fund: T. Rowe Price Retirement 2010 Fund
Fund: T. Rowe Price Retirement 2015 Fund
Fund: T. Rowe Price Retirement 2020 Fund
Fund: T. Rowe Price Retirement 2025 Fund
Fund: T. Rowe Price Retirement 2030 Fund
Fund: T. Rowe Price Retirement 2035 Fund
Fund: T. Rowe Price Retirement 2040 Fund
Fund: T. Rowe Price Retirement 2045 Fund
Fund: T. Rowe Price Retirement 2050 Fund
Fund: T. Rowe Price Retirement 2055 Fund
Fund: T. Rowe Price Retirement 2060 Fund
Fund: T. Rowe Price Retirement Balanced Fund
Fund: T. Rowe Price Retirement I 2005 Fund
Fund: T. Rowe Price Retirement I 2010 Fund
Fund: T. Rowe Price Retirement I 2015 Fund
Fund: T. Rowe Price Retirement I 2020 Fund
Fund: T. Rowe Price Retirement I 2025 Fund
Fund: T. Rowe Price Retirement I 2030 Fund
Fund: T. Rowe Price Retirement I 2035 Fund
Fund: T. Rowe Price Retirement I 2040 Fund
Fund: T. Rowe Price Retirement I 2045 Fund
Fund: T. Rowe Price Retirement I 2050 Fund
Fund: T. Rowe Price Retirement I 2055 Fund
Fund: T. Rowe Price Retirement I 2060 Fund
Fund: T. Rowe Price Retirement Balanced I Fund
Fund: T. Rowe Price Retirement Income 2020 Fund
Fund: T. Rowe Price Target 2005 Fund
Control Number: 73499999005000
Security Code: 99999999

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Fund: T. Rowe Price Target 2010 Fund
Fund: T. Rowe Price Target 2015 Fund
Fund: T. Rowe Price Target 2020 Fund
Fund: T. Rowe Price Target 2025 Fund
Fund: T. Rowe Price Target 2030 Fund
Fund: T. Rowe Price Target 2035 Fund
Fund: T. Rowe Price Target 2040 Fund
Fund: T. Rowe Price Target 2045 Fund
Fund: T. Rowe Price Target 2050 Fund
Fund: T. Rowe Price Target 2055 Fund
Fund: T. Rowe Price Target 2060 Fund
Fund: T. Rowe Price Science & Technology Fund
Fund: T. Rowe Price Short-Term Bond Fund
Fund: T. Rowe Price Ultra Short-Term Bond Fund
Fund: T. Rowe Price Small-Cap Stock Fund
Fund: T. Rowe Price Small-Cap Value Fund
Fund: Spectrum Growth Fund
Fund: Spectrum Income Fund
Fund: Spectrum International Fund
Fund: T. Rowe Price California Tax-Free Bond Fund
Fund: T. Rowe Price California Tax-Free Money Fund
Fund: T. Rowe Price Georgia Tax-Free Bond Fund
Fund: Maryland Short-Term Tax-Free Bond Fund
Fund: T. Rowe Price Maryland Tax-Free Bond Fund
Fund: T. Rowe Price Maryland Tax-Free Money Fund
Fund: T. Rowe Price New Jersey Tax-Free Bond Fund
Fund: T. Rowe Price New York Tax-Free Bond Fund
Fund: T. Rowe Price New York Tax-Free Money Fund
Fund: T. Rowe Price Virginia Tax-Free Bond Fund
Fund: T. Rowe Price Cash Reserves Fund
Control Number: 73499999006000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

Fund: T. Rowe Price Summit Municipal Income Fund
Fund: T. Rowe Price Summit Municipal Intermediate Fund
Fund: T. Rowe Price Summit Municipal Money Market Fund
Fund: T. Rowe Price Tax-Efficient Equity Fund
Fund: T. Rowe Price Tax-Exempt Money Fund
Fund: T. Rowe Price Tax-Free High Yield Fund
Fund: T. Rowe Price Tax-Free Income Fund
Fund: T. Rowe Price Tax-Free Short-Intermediate Fund
Fund: T. Rowe Price Total Return Fund
Fund: T. Rowe Price U.S. Bond Enhanced Index Fund
Fund: T. Rowe Price U.S. Large-Cap Core Fund
Fund: U.S. Treasury Intermediate Fund
Fund: U.S. Treasury Long-Term Fund
Fund: U.S. Treasury Money Fund
Fund: T. Rowe Price Value Fund
Control Number: 73499999007000
Security Code: 99999999

Click Here to Vote [proxy-direct.com]

You also can visit https://www.proxy-direct.com [proxy-direct.com] and enter your control numbers and security code exactly as they appear above. If multiple control numbers and security codes appear, you will need to vote each individually in order to capture your vote on all accounts.

If you have any questions about the proxy materials or the proposals, or if you wish to request a paper copy of the proxy materials, please call us at 1-866-436-5968 or email us at info@troweprice.com.

Because regulations require that each fund receive a certain number of votes, you may be contacted by email or phone if your vote is not received. These calls and emails will cease as soon as your vote is recorded.

Thank you for investing with T. Rowe Price Funds.

Sincerely,

Computershare Funds Services
Independent Tabulator for the Joint Special Shareholder Meeting of the T. Rowe Price Funds

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